Variable Life Insurance Application Part 1                               [ ] Check here if applying for Additional Proposed Insured.
GE Life & Annuity

====================================================================================================================================
1. a. Insured (Last, First, M.I., Maiden Name)                                                 b. Date of Birth (MM/DD/YYYY)
                                                                                                          /         /
------------------------------------------------------------------------------------------------------------------------------------
   c. Age     d. Sex     e. Marital Status     f. S.S./Tax ID No.                g. Driver's License No./State

------------------------------------------------------------------------------------------------------------------------------------
   h. Home Telephone                      i. State/Country of Birth     j. Legal Citizenship   [ ] U.S.   [ ] Other (Specify)
      [ ] Unlisted  (     )
------------------------------------------------------------------------------------------------------------------------------------
   k. Residence Address (No. & St., City, State, Zip)                               l. How long at this address?
                                                                                              yrs.      mos.
====================================================================================================================================
2. a. Occupation           b. Job Title--Duties (Be Specific)           c. Employed By         d. Time Employed There

------------------------------------------------------------------------------------------------------------------------------------
   e. Business Address (No. & St., City, State, Zip)                                           f. Work Telephone
                                                                                                    (      )
====================================================================================================================================
3. a. Secondary Addressee Name                           b. Address (No. & St., City, State,  Zip)

====================================================================================================================================
4. a. Owner (Last, First, M.I.) (If Other than the Prop. Ins.)                                 b. Social Security/Tax ID
      (If Trust, give full name of Trust, Trustee and date of trust agreement)

------------------------------------------------------------------------------------------------------------------------------------
   c. Address (No. & St., City, State, Zip)

====================================================================================================================================
5. a. Payor (Last Name, First, M.I.) (Always complete if different from 1.a. or 4.a.)

------------------------------------------------------------------------------------------------------------------------------------
   b. Billing Address (No. & St., City, State, Zip) (Always complete if different from 1.k. or 4.c.)

====================================================================================================================================
6. Beneficiary Beneficiaries may be changed at any time by the Owner unless made irrevocable by checking this circle: [ ]
       Primary      Full Name (Last, First, M.I.)/Name of Trust/Trustee   % of Share   Relationship   Age   Date of Trust

------------------------------------------------------------------------------------------------------------------------------------
                    Address (No. & St., City, State, Zip)

------------------------------------------------------------------------------------------------------------------------------------
   [ ] Primary      Full Name (Last, First, M.I.)/Name of Trust/Trustee   % of Share   Relationship   Age   Date of Trust
   [ ] Contingent
------------------------------------------------------------------------------------------------------------------------------------
                    Address (No. & St., City, State, Zip)

------------------------------------------------------------------------------------------------------------------------------------
   [ ] Primary      Full Name (Last, First, M.I.)/Name of Trust/Trustee   % of Share   Relationship   Age   Date of Trust
   [ ] Contingent
------------------------------------------------------------------------------------------------------------------------------------
                    Address (No. & St., City, State, Zip)

====================================================================================================================================
7. a. Plan of Insurance

------------------------------------------------------------------------------------------------------------------------------------
   b. Insurance                                     Death Benefit                                     Total Initial
      Amount $                                      Enhancement Rider $                               Coverage $
------------------------------------------------------------------------------------------------------------------------------------
   c. Optional Benefits: Note - not all options available for all product types and in all states.
                         [ ] Accidental Death Benefit Rider   [ ] Additional Proposed Insured   [ ] Child Rider
                         [ ] 4-Year Term                      [ ] Waiver of COI
                         [ ] Other
                                   --------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
   d. Death Benefit Options (Elect One)                  e. Rider Amounts (Please Complete Additional Proposed Insured and/or
                                                            Child Rider Section)
      [ ] Option A: Specified Amt.                          1. Additional Proposed Insured    2. Children (Maximum $10,000)
          Plus Account Value (Increasing)
      [ ] Option B: Specified Amount (Level)
      [ ] Other
------------------------------------------------------------------------------------------------------------------------------------
   f. Policy Date     g. Life Insurance Test    h. Premium Mode: [ ] Monthly Bank Draft   [ ] Single Premium   [ ] Gov. Allotment
      Requested       [ ] GPT   [ ] CVAT                         [ ] Annually             [ ] Semiannually     [ ] Quarterly
------------------------------------------------------------------------------------------------------------------------------------
   i. Planned Periodic Premium Requested (Per Mode Elected In h.)   j. Paid with Application                   k. Lump Sum
   $                                                                $                                          $
====================================================================================================================================

GE Life and Annuity Assurance Company
P.O. Box 40010
Lynchburg, VA 24506
800 628-2238

17185 7/2001 GE Life and Annuity Assurance Company

Variable Life Insurance Application Part 1
Continued

====================================================================================================================================
8. Proposed Insured's Insurance Needs (Complete either the Personal or Business section. Explain "Yes" answers in REMARKS.)
------------------------------------------------------------------------------------------------------------------------------------
   [ ] a. Personal:   [ ] Income Replacement   [ ] Debt Repayment   [ ] Estate Conservation   [ ] Other (Explain)
------------------------------------------------------------------------------------------------------------------------------------
       1. Personal    Gross Annual                    Total                       Total                             Net
          Finances:   Income                          Assets                      Liabilities                       Worth
------------------------------------------------------------------------------------------------------------------------------------
       2. Within the past 5 years, has the insured filed for bankruptcy or had any judgments or
          liens filed against him/her?                                                                              [ ] Yes [ ] No
------------------------------------------------------------------------------------------------------------------------------------
   [ ] b. Business:   [ ] Buy-Sell              [ ] Key Employee     [ ] Secure Credit         [ ] Other (Explain)
------------------------------------------------------------------------------------------------------------------------------------
       1. Business    Total Assets             Total Liabilities    Net Worth              % of the business     Gross Annual Salary
          Finances:                                                                        owned?               (include bonus)
------------------------------------------------------------------------------------------------------------------------------------
       2. Is business insurance applied for or in force on other key members of the business?
          (Explain either answer in REMARKS.)                                                                       [ ] Yes [ ] No
       3. Within the past 5 years, has the business filed for bankruptcy or had any lien or
          judgments filed against it?                                                                               [ ] Yes [ ] No
====================================================================================================================================
9. Existing Insurance/Replacement (Explain "Yes" answers in REMARKS. Additional forms may be required.)                    Yes    No

   a. Does proposed insured have existing life insurance or annuities? .................................................   [ ]   [ ]
   b. If "Yes," to Question 9.a., will the insurance applied for in this application replace, end or change any existing
      life insurance or annuities? .....................................................................................   [ ]   [ ]
List all existing life insurance policies and annuity contracts. For additional policies/contracts, use REMARKS.
------------------------------------------------------------------------------------------------------------------------------------
Full Name of Company                               Replacing?    $ Amount      Year Issued   Beneficiary(ies)
                                                   Yes     No
------------------------------------------------------------------------------------------------------------------------------------
                                                   [ ]    [ ]
------------------------------------------------------------------------------------------------------------------------------------
                                                   [ ]    [ ]
------------------------------------------------------------------------------------------------------------------------------------
                                                   [ ]    [ ]
====================================================================================================================================
10. Tobacco and Nicotine Use

a. Mark the one item that best describes your history of tobacco and other nicotine
   product use:                                                                       [ ] Never Used [ ] Totally Stopped [ ] Use Now
b. If you have "Totally Stopped," indicate number of years since you totally stopped and give date and reason in REMARKS.
[ ] Less Than 1 Yr. [ ] 1 or more/less than 2 Yrs. [ ] 2 or more/less than 3 Yrs. [ ] 3 or more/less than 5 Yrs. [ ] 5 or more Yrs.
====================================================================================================================================
11. History (Explain "Yes" answers in REMARKS.)                                                                            Yes    No

    a. Do you have any other application or informal inquiry for life insurance pending in any company or society? .....   [ ]   [ ]
    b. Have you ever had an application or reinstatement request for life or disability insurance refused, postponed,
       limited, withdrawn or cancelled, or have you been asked to pay a higher premium? (Does not apply in Missouri.) ..   [ ]   [ ]
    c. Have you ever been convicted of a misdemeanor or felony? ........................................................   [ ]   [ ]
    d. Have you ever requested or received a Worker's Compensation, Social Security or disability income payment,
       excluding a pregnancy-related payment? ..........................................................................   [ ]   [ ]
    e. In the past 5 years, has your driver's license been suspended or revoked? .......................................   [ ]   [ ]
    f. In the past 5 years, have you been convicted of, or pled guilty or no contest to, reckless driving or driving
       under the influence of alcohol or drugs? ........................................................................   [ ]   [ ]
    g. In the past 5 years have you flown, or do you intend to fly, as a pilot, student pilot, or crew member other than
       for a scheduled commercial airline? (If "Yes," complete Aviation Supplement.) ...................................   [ ]   [ ]
    h. In the past 2 years have you engaged in, or do you intend to engage in, hang gliding, ultra-light flying, hot-air ballooning, mountain, rock, or ice climbing, motor vehicle or boat racing, or scuba or sky diving? (If "Yes,"
       complete appropriate activities Supplement[s].) .................................................................   [ ]   [ ]
    i. Do you intend to travel or reside outside of the U.S. or Canada? (If "Yes," complete Foreign Residence/Travel
       Supplement.) ....................................................................................................   [ ]   [ ]
    j. In the past 10 years have you been hospitalized or treated by a doctor or practitioner, for stroke, high blood pressure, heart trouble, circulatory problem; nervous system or mental disorder; drug or alcohol abuse; diabetes;
       tumor, cancer or other malignancy; disorder of the digestive system; kidney or liver disease? ...................   [ ]   [ ]
    k. In the past 10 years, have you had a diagnosis of AIDS (Acquired Immune Deficiency Syndrome) made by a member of
       the medical profession? (Does not apply to DE or NV residents) ..................................................   [ ]   [ ]
====================================================================================================================================
12. REMARKS (For explanations and special requests. Identify applicable item number and letter. If additional space is needed, use an additional sheet of paper.)

====================================================================================================================================

17185 7/2001 GE Life and Annuity Assurance Company

Variable Life Insurance Application-Additional Proposed Insured Part 1
Continued

====================================================================================================================================
1. a. Insured (Last, First, M.I., Maiden Name)                                                         b. Date of Birth (MM/DD/YYYY)
                                                                                                               /      /
------------------------------------------------------------------------------------------------------------------------------------
   c. Age     d. Sex     e. Marital Status     f. S.S./Tax ID No.                           g. Driver's License No./State

------------------------------------------------------------------------------------------------------------------------------------
   h. Home Telephone     i. State/Country of Birth     j. Legal Citizenship  [ ] U.S.   [ ] Other (Specify)
      [ ] Unlisted (   )
------------------------------------------------------------------------------------------------------------------------------------
   k. Residence Address (No. & St., City, State, Zip)                                       l. How long at this address?
                                                                                                      yrs.          mos.
====================================================================================================================================
2. a. Occupation           b. Job Title--Duties (Be Specific)           c. Employed By                 d. Time Employed There

------------------------------------------------------------------------------------------------------------------------------------
   e. Business Address (No. & St., City, State, Zip)                                                   f. Work Telephone
                                                                                                          (     )
====================================================================================================================================
3. Beneficiary - for Additional Insured Rider only - does not apply to joint policies.
Beneficiaries may be changed at any time by the Owner unless made irrevocable by checking this circle: [ ]

------------------------------------------------------------------------------------------------------------------------------------
     Primary     Full Name (Last, First, M.I.)/Name of Trust/Trustee     % of Share     Relationship     Age     Date of Trust

------------------------------------------------------------------------------------------------------------------------------------
                 Address (No. & St., City, State, Zip)

------------------------------------------------------------------------------------------------------------------------------------
   [ ] Primary    Full Name (Last, First, M.I.)/Name of Trust/Trustee     % of Share     Relationship     Age     Date of Trust
   [ ] Contingent
------------------------------------------------------------------------------------------------------------------------------------
                  Address (No. & St., City, State, Zip)

====================================================================================================================================
4. Existing Insurance/Replacement (Explain "Yes" answers in REMARKS.  Additional forms may be required.)                   Yes    No
   a. Does proposed insured have existing life insurance or annuities? .................................................   [ ]   [ ]
   b. If "Yes," to Question 4.a., will the insurance applied for in this application replace, end or change any
      existing life insurance or annuities? ............................................................................   [ ]   [ ]
List all existing life insurance policies and annuity contracts. For additional policies/contracts, use REMARKS.
------------------------------------------------------------------------------------------------------------------------------------
Full Name of Company                    Replacing?     $ Amount     Year Issued     Beneficiary(ies)
                                        Yes    No
------------------------------------------------------------------------------------------------------------------------------------
                                        [ ]   [ ]
------------------------------------------------------------------------------------------------------------------------------------
                                        [ ]   [ ]
------------------------------------------------------------------------------------------------------------------------------------
                                        [ ]   [ ]
====================================================================================================================================
5. Tobacco and Nicotine Use
a. Mark the one item that best describes your history
   of tobacco and other nicotine product use:             [ ] Never Used   [ ] Totally Stopped   [ ] Use Now
b. If you have "Totally Stopped," indicate number of years since you totally stopped and give date and reason in REMARKS.
   [ ] Less Than 1 Yr.   [ ] 1 or more/less than 2 Yrs.   [ ] 2 or more/less than 3 Yrs.   [ ] 3 or more/less than 5 Yrs.
   [ ] 5 or more Yrs.
====================================================================================================================================
6. History (Explain "Yes" answers in REMARKS.)                                                                             Yes    No
   a. Do you have any other application or informal inquiry for life insurance pending in any company or society? ......   [ ]   [ ]
   b. Have you ever had an application or reinstatement request for life or disability insurance refused, postponed,
      limited, withdrawn or cancelled, or have you been asked to pay a higher premium? (Does not apply in Missouri.) ...   [ ]   [ ]
   c. Have you ever been convicted of a misdemeanor or felony? .........................................................   [ ]   [ ]
   d. Have you ever requested or received a Worker's Compensation, Social Security or disability income payment,
      excluding a pregnancy-related payment? ...........................................................................   [ ]   [ ]
   e. In the past 5 years, has your driver's license been suspended or revoked? ........................................   [ ]   [ ]
   f. In the past 5 years, have you been convicted of, or pled guilty or no contest to, reckless driving or driving
      under the influence of alcohol or drugs? .........................................................................   [ ]   [ ]
   g. In the past 5 years have you flown, or do you intend to fly, as a pilot, student pilot, or crew member other
      than for a scheduled commercial airline? (If "Yes," complete Aviation Supplement.) ...............................   [ ]   [ ]
   h. In the past 2 years have you engaged in, or do you intend to engage in, hang gliding, ultra-light flying, hot-air ballooning, mountain, rock, or ice climbing, motor vehicle or boat racing, or scuba or sky diving? (If
      "Yes," complete appropriate activities Supplement[s].) ...........................................................   [ ]   [ ]
   i. Do you intend to travel or reside outside of the U.S. or Canada? (If "Yes," complete Foreign Residence/Travel
      Supplement.) .....................................................................................................   [ ]   [ ]
   j. In the past 10 years have you been hospitalized or treated by a doctor or practitioner, for stroke, high blood pressure, heart trouble, circulatory problem; nervous system or mental disorder; drug or alcohol abuse;
      diabetes; tumor, cancer or other malignancy; disorder of the digestive system; kidney or liver disease? ..........   [ ]   [ ]
   k. In the past 10 years, have you had a diagnosis of AIDS (Acquired Immune Deficiency Syndrome) made by a member
      of the medical profession? (Does not apply to DE or NV residents) ................................................   [ ]   [ ]
====================================================================================================================================
7. REMARKS (For explanations and special requests. Identify applicable item number and letter on an additional sheet of paper.)

17185 7/2001 GE Life and Annuity Assurance Company

Application for Children's Term Life Insurance   No insurance will be provided on a child before age 15 days or after the child's
Continued                                        18th birthday. A child who is full-time student and who has not yet attained his/her 22nd birthday may become an insured child.
====================================================================================================================================
1. Proposed Insured Children (Eligible children include natural and legally adopted children of the Proposed Insured).

Name of Proposed Insured Child                        State      Date of Birth   Height     Weight   Social Security Number
(First, Middle, Last)            Sex   Relationship   of Birth   (MM/DD/YYYY)    (ft./in)   (lbs.)   (If assigned)
------------------------------------------------------------------------------------------------------------------------------------
                                                                     /   /
------------------------------------------------------------------------------------------------------------------------------------
                                                                     /   /
------------------------------------------------------------------------------------------------------------------------------------
                                                                     /   /
------------------------------------------------------------------------------------------------------------------------------------
                                                                     /   /
====================================================================================================================================
2. Proposed Insured Child's Existing Insurance/Replacement (Explain "Yes" answers in REMARKS.)
                                                                                                                           Yes   No
   a. Does any proposed insured child have existing life insurance or annuities? .......................................   [ ]   [ ]
   b. If "Yes," to Question 3.a., will the insurance applied for in this application replace, end or change any existing life insurance or annuities?
      (If "Yes," you may be required to review and sign additional forms.) .............................................   [ ]   [ ]
List all existing life insurance policies and annuity contracts. For additional policies/contracts, use REMARKS.
------------------------------------------------------------------------------------------------------------------------------------
Child's Name   Full Name of Company                   Replacing?   $ Amount   Year Issued   Beneficiary(ies)
                                                      Yes   No
------------------------------------------------------------------------------------------------------------------------------------
                                                      [ ]   [ ]
------------------------------------------------------------------------------------------------------------------------------------
                                                      [ ]   [ ]
------------------------------------------------------------------------------------------------------------------------------------
                                                      [ ]   [ ]
====================================================================================================================================
Medical Information

Explain "Yes" answers in REMARKS. Identify condition and Proposed Insured Child to whom condition applies. Include diagnoses, dates, durations, treatments and medications prescribed, and names and addresses of all attending care providers and treatment facilities.

                                                                                                                           Yes   No
3. Has any Proposed Insured Child had, been told he or she had, or been treated for:
   a. heart murmur or disease of the heart or blood vessels? ...........................................................   [ ]   [ ]
   b. diabetes or disorder of the thyroid or other endocrine gland(s)? .................................................   [ ]   [ ]
   c. deformity or congenital abnormality? .............................................................................   [ ]   [ ]
   d. cancer or cancer-related disease? ................................................................................   [ ]   [ ]
   e. convulsions or seizures or any other neurological disorder? ......................................................   [ ]   [ ]
   f. disorder of the respiratory system? ..............................................................................   [ ]   [ ]
   g. disorder of the digestive or genitourinary systems? ..............................................................   [ ]   [ ]
4. Has any Proposed Insured Child:
   a. been examined by, received treatment from, or been advised to receive treatment from a care provider or medical
      facility for any reason during the past 5 years? .................................................................   [ ]   [ ]
   b. ever been a patient in a treatment facility? .....................................................................   [ ]   [ ]
   c. ever used alcoholic beverages or ever used any of the following other than as prescribed by a care provider:
      narcotics, stimulants, sedatives, hallucinogens, or any controlled substances? ...................................   [ ]   [ ]
5. In the past 10 years, has any Proposed Insured Child had a diagnosis of AIDS (Acquired Immune Deficiency Syndrome)
   or HIV (Human Immunodeficiency Virus) made by a care provider or treatment facility? ................................   [ ]   [ ]
====================================================================================================================================
6. REMARKS

====================================================================================================================================

17185 7/2001 GE Life and Annuity Assurance Company

Variable Life Insurance Application Part 1
Continued

================================================================================
Fraud Statements

ARKANSAS - Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information on an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

COLORADO - It is unlawful to knowingly provide false, incomplete, or misleading information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or insurance agent who knowingly provides false, incomplete, or misleading information for the purpose of defrauding or attempting to defraud a policy-holder or claimant with regard to an insurance settlement or award shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

DISTRICT OF COLUMBIA - WARNING: It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.

FLORIDA - Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.

KENTUCKY - Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime.

LOUISIANA - Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

MAINE and TENNESSEE - It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines or a denial of insurance benefits.

NEW JERSEY - Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

NEW MEXICO - Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information on an application for insurance is guilty of a crime and may be subject to civil fines and criminal penalties.

OHIO - Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

PENNSYLVANIA - Any person who, knowingly and with intent to defraud any insurance company or other person, files an application for insurance or statement of claim containing any materially false information or conceals, for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

================================================================================

17185 7/2001 GE Life and Annuity Assurance Company

Variable Life Insurance Application Part 1
Continued

--------------------------------------------------------------------------------
AGREEMENT

All answers to the questions in this application and any medical examinations required, are complete and true to the best of my knowledge and belief. No information has been furnished which is not recorded in those answers. I agree that:

1. The answers to those questions, together with this agreement, are the basis for issuing any policy. No information has been furnished which is not recorded in the answers.
2. Except as otherwise provided in the Temporary Insurance Application and Agreement, insurance will be effective as of the date on the policy, but not until I pay the full first premium, while all persons proposed for insurance are insurable under the Company's published underwriting rules.
3. To the extent permitted by law, I waive all rights that control the disclosure of medical information.
4. The Company is not bound by any knowledge or statement made to any agent, broker or other representative unless set forth in this application.
5. I acknowledge receipt of, and I have read the Investigative Consumer Report Notice, the Medical Information Bureau Disclosure Notice and the Notice of Insurance Information Practices (in the states that require it).

AUTHORIZATION

I authorize any physician, medical professional, hospital, clinic or medical care institution, to disclose to GE Life and Annuity Assurance Company (GE Life & Annuity), its reinsurers, or any consumer reporting agency acting on its behalf, information about me. I also authorize the Medical Information Bureau, any consumer reporting agency, insurer, reinsurer, employer, relative, friend or neighbor to do likewise. The above parties are authorized to disclose information relating to employment, other insurance coverage, past and present physical, mental, drug and/or alcohol conditions, character, habits, avocations, finances, general reputation, credit and other personal characteristics.

I authorize GE Life & Annuity to obtain a copy of my motor vehicle record from the Department of Motor Vehicles or other appropriate state agency.

I understand that GE Life & Annuity will collect this information for the purpose of determining eligibility for insurance. I also understand that GE Life & Annuity may review this information in connection with claims that are later submitted to it.

I understand that I may request to receive, in writing, the specific reason for an adverse underwriting decision.

I agree that this authorization will be valid for two and one-half years (valid for twenty-six months in WV) from the date it is signed or for the duration of the claim.

I know that I, or my authorized representative, have a right to receive a copy of this authorization upon request. I agree that a photographic copy of this authorization is as valid as the original.

If an investigative consumer report is prepared in connection with my application, I request to be interviewed in connection with that report. [ ]

Statement of Understanding                                           Yes    No
1. Did you receive the policy prospectus for the plan of insurance
   requested? ....................................................   [ ]   [ ]
2. Did you receive the fund prospectus for the subaccount(s) to
   which you are allocating premiums? ............................   [ ]   [ ]
3. Do you believe that this policy will meet your insurance needs
   and financial objectives (does not apply to ND residents)? ....   [ ]   [ ]
4. DO YOU UNDERSTAND THAT:
   A. THE AMOUNT OR DURATION OF THE DEATH BENEFIT MAY INCREASE OR
      DECREASE, OR MAY EVEN BECOME ZERO, DEPENDING ON THE
      INVESTMENT RETURN OF THE INVESTMENT SUBACCOUNT? ............   [ ]   [ ]
   B. THE ACCOUNT VALUE MAY INCREASE OR DECREASE DEPENDING ON THE
      INVESTMENT RETURN OF THE INVESTMENT SUBACCOUNTS? ...........   [ ]   [ ]

================================================================================
City, State In Which Owner Signed Application

--------------------------------------------------------------------------------
Signature of Proposed Insured (Parent if Proposed Insured Under 15 Years)   Date

--------------------------------------------------------------------------------
Signature of Additional Proposed Insured                                    Date

--------------------------------------------------------------------------------
Owner (if not Proposed Insured: Signature and any Title)                    Date

--------------------------------------------------------------------------------
Signature of Licensed Insurance Agent                                       Date

--------------------------------------------------------------------------------
Signature of Licensed Insurance Agent                                       Date

================================================================================

17185 7/2001 GE Life and Annuity Assurance Company

Variable Life Insurance Application Agent's Report                                                       Complete Fully In All Cases
Continued
====================================================================================================================================
1. If this application is to be issued on Monthly Bank Draft basis, and added to an established account, give the Insured's name and policy number.

------------------------------------------------------------------------------------------------------------------------------------
2. If we need to ask questions about this application, who can best answer them?

------------------------------------------------------------------------------------------------------------------------------------
   Home Telephone                                           Work Telephone                            Best Time to Call
   (   )                                                    (    )                                                     [ ] AM [ ] PM
------------------------------------------------------------------------------------------------------------------------------------
3. Is the primary purpose of sale for business?           [ ] Yes [ ] No

   [ ] A. Split Dollar*    [ ] B. Deferred Compensation   [ ] C. Executive Bonus   [ ] D. Key Employee   [ ] E. Business Buy-Out
   [ ] F. Secure Credit
       *If split dollar:   [ ] Endorsement                [ ] Coll. Assign.        [ ] ER Pay All        [ ] Other
                                                                                                                   -----------------
------------------------------------------------------------------------------------------------------------------------------------
4. How long and how well have you known the insured? (If related, give relationship.)

====================================================================================================================================
STATEMENT

Do you have knowledge or reason to believe that replacement of insurance is involved? [ ] Yes [ ] No
If "Yes," explain and submit a completed replacement form where required.

I represent that: (1) [ ] I have personally seen [ ] I have not personally seen (*) all the persons proposed for insurance; (2) I have truly and accurately recorded on this application the information as supplied by the Proposed Insured, the Additional Proposed
Insured and/or the Owner/Applicant; (3) to the best of my knowledge and belief there is nothing adversely affecting the insurability of any of the persons proposed for insurance other than as indicated in this application, and (4) where required, the abbreviated notice regarding our insurance practices, or on request, the full Notice of Information Practices, was given on or before the date the application was signed.
------------------------------------------------------------------------------------------------------------------------------------
*Explain

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
Agent/Broker Name                                                                         S.S./Tax ID No.

------------------------------------------------------------------------------------------------------------------------------------
Address (No. & St., City, State, Zip)

------------------------------------------------------------------------------------------------------------------------------------
Telephone                                                         Email
(    )
------------------------------------------------------------------------------------------------------------------------------------
Agent/Broker Code                                                 Managing Agency/Brokerage

------------------------------------------------------------------------------------------------------------------------------------
Comm. Split %                                                     Comm.
                                                                             [ ] NT   [ ] T   [ ] L   [ ] HT
------------------------------------------------------------------------------------------------------------------------------------
Agent/Broker Signature                                                                           Date

====================================================================================================================================
Agent/Broker Name                                                                         S.S./Tax ID No.

------------------------------------------------------------------------------------------------------------------------------------
Address (No. & St., City, State, Zip)

------------------------------------------------------------------------------------------------------------------------------------
Telephone                                                         Email
(    )
------------------------------------------------------------------------------------------------------------------------------------
Agent/Broker Code                                                 Managing Agency/Brokerage

------------------------------------------------------------------------------------------------------------------------------------
Comm. Split %                                                     Comm.
                                                                             [ ] NT   [ ] T   [ ] L   [ ] HT
------------------------------------------------------------------------------------------------------------------------------------
Agent/Broker Signature                                                                           Date

====================================================================================================================================

17185 7/2001 GE Life and Annuity Assurance Company

                     [This page intentionally left blank.]

                     [This page intentionally left blank.]

                     [This page intentionally left blank.]

Investigative Consumer Report Notice

In compliance with federal and state laws, this is to inform you that as part of our procedure for processing your insurance application, an investigative consumer report may be prepared. The information for the report is obtained through personal interviews with your neighbors, friends, or others with whom you are acquainted. The report includes information as to your character, general reputation, personal characteristics and mode of living. None of the information collected concerning the sexual orientation of the proposed insured will be used to determine his or her eligibility for insurance. You may request to be interviewed for the consumer report. You may, upon written request, be informed whether or not the report was ordered, and if so, the name and address of the consumer reporting agency which made the report. Upon proper identification, you have the right to inspect and/or receive a copy of the report from the consumer reporting agency. You have the right to make a written request to us within a reasonable period of time to receive additional detailed information about the nature and scope of the investigation. Write to:
Underwriting Department, GE Life and Annuity Assurance Company, P.O. Box 40010, Lynchburg, Virginia 24506.

Medical Information Bureau Disclosure Notice

The information given in your application may be made available to other insurance companies to which you make application for life or health insurance coverage or to which a claim is submitted.

The information you provide will be treated as confidential except that GE Life and Annuity Assurance Company or its reinsurers may, however, make a brief report to the Medical Information Bureau (MIB), a nonprofit membership organization of life insurance companies which operates an information exchange on behalf of its members. Upon request by another insurance company member to which you have applied for life or health insurance coverage and to which a claim is submitted, the MIB will supply such company with the information it may have in its files.

Upon receipt of a request from you, the MIB will arrange disclosure of any information it may have in your file (medical information will be disclosed only to your attending physician). If you question the accuracy of information in the MIB's file, you may contact the MIB and seek a correction in accordance with the procedures set forth in the Federal Fair Credit Reporting Act. The address of the MIB's information office is Box 105, Essex Station, Boston, Massachusetts 02112, telephone number (617) 426-3660.

GE Life and Annuity Assurance Company or its reinsurers may also release information in its files to other life insurance companies to which you may apply for life or health insurance, or to which a claim for benefits may be submitted.

Notice of Insurance Information Practices

GIVE THIS NOTICE TO THE PROPOSED INSURED/OWNER/APPLICANT IN THE STATES OF ARIZONA, CALIFORNIA, CONNECTICUT, GEORGIA, ILLINOIS, KANSAS, MASSACHUSETTS, MINNESOTA, MONTANA, NEVADA, NEW JERSEY, NORTH CAROLINA, OREGON & VIRGINIA.

     1. Personal information may be collected from persons other than the individual or individuals proposed for coverage.
     2. Such information, as well as other personal or privileged information subsequently collected, may be disclosed to third parties in certain circumstances, without authorization.
     3. A right of access and correction exists with respect to all personal information collected.
     4. A more complete notice describing our information practices in detail will be furnished to you upon request.

GE Life and Annuity Assurance Company
P.O. Box 40010
Lynchburg, VA 24506
800 628-2238

17185 7/2001 GE Life and Annuity Assurance Company

Variable Life Premium and Charges Allocation         ALLOCATION OF PREMIUM

GE Life and Annuity Assurance Company          Net premium will be allocated
6610 West Broad Street                         once your policy is effective and
Richmond, VA 23230                             we have received your premium.

                                               For use with the GE series
                                               products only, issued on or after
                                               May 1, 2003.
================================================================================

Premium Allocation

Enter whole percentage of each subaccount and/or Guarantee Account selected below. (Percentages must total 100%.) No more than [10] subaccounts in addition to the Guarantee Account may be selected. Not all subaccounts are available in all states, markets, and products.

AIM Variable Insurance Funds (AIM Advisors, Inc.)

     % AIM V.I. Basic Value Fund - Ser II Shrs
-----
     % AIM V.I. Capital Appreciation Fund - Ser I Shrs
-----
     % AIM V.I. International Growth Fund - Ser II Shrs
-----
     % AIM V.I. Premier Equity Fund - Ser I Shrs
-----

AllianceBernstein Variable Products Series Fund, Inc.
(Alliance Capital Management, L.P.)

     % AllianceBernstein Global Technology Portfolio - Class B
-----
     % AllianceBernstein Growth and Income Portfolio - Class B
-----
     % AllianceBernstein International Value Portfolio - Class B
-----
     % AllianceBernstein Large Cap Growth Portfolio - Class B
-----

American Century Variable Portfolios II, Inc.
(American Century Investment Management, Inc.)

     % VP Inflation Protection Fund - Cl II
-----

Eaton Vance Variable Trust
(Eaton Vance Management)

     % VT Floating-Rate Income Fund
-----
(OrbiMed Advisors, LLC)
     % VT Worldwide Health Sciences Fund
-----

Evergreen Variable Annuity Trust
(Evergreen Investment Management Company, LLC)

     % Evergreen VA Omega Fund - Cl 2
-----

Federated Insurance Series
(Federated Investment Management Co.)

     % Federated High Income Bond Fund II - Svc Shrs
-----
(Federated Equity Management Company of Pennsylvania)
     % Federated Kaufmann Fund II - Svc Shrs
-----

Fidelity Variable Insurance Products Fund (VIP)
(Fidelity Management & Research Company)

     % Fidelity VIP Asset Manager(SM) Portfolio - Svc Cl 2
-----
     % Fidelity VIP Contrafund(R) Portfolio - Svc Cl 2
-----
     % Fidelity VIP Dynamic Capital Appreciation Portfolio - Svc Cl 2
-----
     % Fidelity VIP Equity-Income Portfolio - Svc Cl 2
-----
     % Fidelity VIP Growth Portfolio - Svc Cl 2
-----
     % Fidelity VIP Growth & Income Portfolio - Svc Cl 2
-----
     % Fidelity VIP Mid Cap Portfolio - Svc Cl 2
-----
     % Fidelity VIP Value Strategies Portfolio - Svc Cl 2
-----

Franklin Templeton Variable Insurance Products Trust
(Franklin Advisers, Inc.)

     % Franklin Income Securities Fund - Cl 2 Shrs
-----

GE Investments Funds, Inc.
(GE Asset Management Incorporated)

     % Income Fund
-----
     % Mid-Cap Equity Fund
-----
     % Money Market Fund
-----
     % Premier Growth Equity Fund
-----
     % Real Estate Securities Fund
-----
     % S&P 500(R) Index Fund*
-----
     % Small-Cap Value Equity Fund
-----
     % Total Return Fund
-----
     % U.S. Equity Fund
-----
     % Value Equity Fund
-----

Goldman Sachs Variable Insurance Trust
(Goldman Sachs Asset Management, L.P.)

     % Goldman Sachs Mid Cap Value Fund
-----

Greenwich Street Series Fund
(Salomon Brothers Asset Management Inc.)

     % Salomon Brothers Variable Aggressive Growth Fund - Cl II
-----

Janus Aspen Series (Janus Capital Management LLC)

     % Balanced Portfolio - Svc Shrs
-----
     % Forty Portfolio - Svc Shrs
-----

Merrill Lynch Variable Series Fund, Inc.
(Merrill Lynch Investment Managers, L.P.)

     % Merrill Lynch Basic Value V.I. Fund - Cl III Shrs
-----
     % Merrill Lynch Global Allocation V.I. Fund - Cl III Shrs
-----
     % Merrill Lynch Large Cap Growth V.I. Fund - Cl III Shrs
-----
     % Merrill Lynch Value Opportunities V.I. Fund - Cl III Shrs
-----

MFS(R) Variable Insurance Trust
(Massachusetts Financial Services Company (MFS(R)))

     % MFS(R) Investors Growth Stock Series - Svc Cl Shrs
-----
     % MFS(R) Investors Trust Series - Svc Cl Shrs
-----
     % MFS(R) New Discovery Series - Svc Cl Shrs
-----
     % MFS(R) Total Return Series - Svc Cl Shrs
-----
     % MFS(R) Utilities Series - Svc Cl Shrs
-----

Nations Separate Account Trust
(Banc of America Capital Management, LLC)

     % Nations Marsico Growth Portfolio
-----
     % Nations Marsico International Opportunities Portfolio
-----

Oppenheimer Variable Account Funds
(OppenheimerFunds, Inc.)

     % Oppenheimer Aggressive Growth Fund/VA - Svc Shrs
-----
     % Oppenheimer Balanced Fund/VA - Svc Shrs
-----
     % Oppenheimer Capital Appreciation Fund/VA - Svc Shrs
-----
     % Oppenheimer Global Securities Fund/VA - Svc Shrs
-----
     % Oppenheimer Main Street Fund/VA - Svc Shrs
-----
     % Oppenheimer Main Street Small Cap Fund/VA - Svc Shrs
-----

PIMCO Variable Insurance Trust
(Pacific Investment Management Company LLC)

     % All Asset Portfolio - Adv Cl Shrs
-----
     % High Yield Portfolio - Adm Cl Shrs
-----
     % Long-Term U.S. Government Portfolio - Adm Cl Shrs
-----
     % Low Duration Portfolio - Adm Cl Shrs
-----
     % Total Return Portfolio - Adm Cl Shrs
-----

The Prudential Series Fund, Inc.
(Prudential Investments LLC)

     % Jennison Portfolio - Cl II
-----
     % Jennison 20/20 Focus Portfolio - Cl II
-----
     % Natural Resources Portfolio - Cl II
-----

Rydex Variable Trust (Rydex Investments)

     % OTC Fund**
-----

Salomon Brothers Variable Series Funds Inc
(Salomon Brothers Asset Management Inc)

     % Salomon Brothers Variable All Cap Fund - Cl II
-----
     % Salomon Brothers Variable Total Return Fund - Cl II
-----

Van Kampen Life Investment Trust
(Van Kampen Asset Management Inc.)

     % Comstock Portfolio - Cl II Shrs
-----
     % Emerging Growth Portfolio - Cl II Shrs
-----

Guarantee Account 1 year Fixed
GE Legacy SPVL and GE Accumulator VUL Only:

     % (Subject to state/product availability.)
-----

* "S&P 500" is a trademark of the McGraw-Hill Companies,Inc. and has been licensed for use by GE Asset Management Incorporated. The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the portfolio.
** The NASDAQ 100 index is an unmanaged index that is used as an indicator of the OTC market performance.

--------------------------------------------------------------------------------
                    CALIFORNIA RESIDENTS 60 and Older - I have been advised that under California Law I have the right to have my premium invested in the GE Asset Management Inc., Money Market Fund during the 30-day free-look period. However, I have chosen to invest my premium in the underlying subaccounts as selected above and understand that the account value of my contract will be affected by market performance.

                    NOTE: If this section is not initialed your premium will
-----------------   automatically be put into the GE Investments Funds, Inc.,
Owner(s) initials   Money Market Fund during the 30-day free-look period and
                    after the 30-day free-look period the premium will be
                    transferred into the subaccounts as selected above.
================================================================================
18601 04/29/05

====================================================================================================================================
Dollar Cost Averaging (DCA) Option (will start 30 days after receipt of funds and your policy is effective, unless you specify an earlier date)
                                                              ----------------------------------------------------------------------
Transfer from (select one):                                   $ Dollar Amount   Deplete Account   Transfer Date          Stop Date
                                                                                                  Must Be Between 1-28
------------------------------------------------------------------------------------------------------------------------------------
[ ] GE Investments Funds, Inc. Money Market Fund Subaccount                     [ ] Yes  [ ] No
------------------------------------------------------------------------------------------------------------------------------------
[ ] Guarantee Account (where available)                                         [ ] Yes  [ ] No
------------------------------------------------------------------------------------------------------------------------------------
Transfer to the following subaccounts based on the frequency indicated:   [ ] Monthly - Owner may select date between the 1st and
(Default is Monthly)                                                          the 28th of the month.
                                                                          [ ] Quarterly - Owner may select date between the 1st and
                                                                              the 28th of the month.
------------------------------------------------------------------------------------------------------------------------------------
Percentage   Transfer To Subaccounts                             Percentage     Transfer To Subaccounts
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================

I/we understand that the account value in the GE Investments Funds, Inc. Money Market Fund Subaccount must be kept at or above the amount which will permit the dollar cost averaging transfers requested; otherwise these transfers will end. This request is in lieu of the requirement for individual written transfer requests. I/we may also change or terminate these transfers by written notice to GE Life & Annuity, or by telephone if proper authorization has been received by the home office. Dollar cost averaging does not ensure a profit or protect against a loss. GE Life & Annuity reserves the right to limit transfers, charge a minimum $10 each, and not honor a transfer request, as described in the prospectus.

Please Sign on Page 4 and Mail To:
GE Life and Annuity Assurance Company
P.O. Box 27601
Richmond, VA 23286-8786
(800) 352-9910

================================================================================
18601 04/29/05

================================================================================

Optional Policy Charge Allocation (Subject to state availability.)

Enter whole percentages for each Subaccount(s) and the Guarantee Account from which your policy's Monthly Deduction should be deducted. Percentages must equal 100%.

AIM Variable Insurance Funds (AIM Advisors, Inc.)

     % AIM V.I. Basic Value Fund - Ser II Shrs
-----
     % AIM V.I. Capital Appreciation Fund - Ser I Shrs
-----
     % AIM V.I. International Growth Fund - Ser II Shrs
-----
     % AIM V.I. Premier Equity Fund - Ser I Shrs
-----

AllianceBernstein Variable Products Series Fund, Inc.
(Alliance Capital Management, L.P.)

     % AllianceBernstein Global Technology Portfolio - Class B
-----
     % AllianceBernstein Growth and Income Portfolio - Class B
-----
     % AllianceBernstein International Value Portfolio - Class B
-----
     % AllianceBernstein Large Cap Growth Portfolio - Class B
-----

American Century Variable Portfolios II, Inc.
(American Century Investment Management, Inc.)

     % VP Inflation Protection Fund - Cl II
-----

Eaton Vance Variable Trust
(Eaton Vance Management)

     % VT Floating-Rate Income Fund
-----
(OrbiMed Advisors, LLC)
     % VT Worldwide Health Sciences Fund
-----

Evergreen Variable Annuity Trust
(Evergreen Investment Management Company, LLC)

     % Evergreen VA Omega Fund - Cl 2
-----

Federated Insurance Series
(Federated Investment Management Co.)

     % Federated High Income Bond Fund II - Svc Shrs
-----
(Federated Equity Management Company of Pennsylvania)
     % Federated Kaufmann Fund II - Svc Shrs
-----

Fidelity Variable Insurance Products Fund (VIP)
(Fidelity Management & Research Company)

     % Fidelity VIP Asset Manager(SM) Portfolio - Svc Cl 2
-----
     % Fidelity VIP Contrafund(R) Portfolio - Svc Cl 2
-----
     % Fidelity VIP Dynamic Capital Appreciation Portfolio - Svc Cl 2
-----
     % Fidelity VIP Equity-Income Portfolio - Svc Cl 2
-----
     % Fidelity VIP Growth Portfolio - Svc Cl 2
-----
     % Fidelity VIP Growth & Income Portfolio - Svc Cl 2
-----
     % Fidelity VIP Mid Cap Portfolio - Svc Cl 2
-----
     % Fidelity VIP Value Strategies Portfolio - Svc Cl 2
-----

Franklin Templeton Variable Insurance Products Trust
(Franklin Advisers, Inc.)

     % Franklin Income Securities Fund - Cl 2 Shrs
-----

GE Investments Funds, Inc.
(GE Asset Management Incorporated)

     % Income Fund
-----
     % Mid-Cap Equity Fund
-----
     % Money Market Fund
-----
     % Premier Growth Equity Fund
-----
     % Real Estate Securities Fund
-----
     % S&P 500(R) Index Fund*
-----
     % Small-Cap Value Equity Fund
-----
     % Total Return Fund
-----
     % U.S. Equity Fund
-----
     % Value Equity Fund
-----

Goldman Sachs Variable Insurance Trust
(Goldman Sachs Asset Management, L.P.)

     % Goldman Sachs Mid Cap Value Fund
-----

Greenwich Street Series Fund
(Salomon Brothers Asset Management Inc)

     % Salomon Brothers Variable Aggressive Growth Fund - Cl II
-----

Janus Aspen Series (Janus Capital Management LLC)

     % Balanced Portfolio - Svc Shrs
-----
     % Forty Portfolio - Svc Shrs
-----

Merrill Lynch Variable Series Fund, Inc.
(Merrill Lynch Investment Managers, L.P.)

     % Merrill Lynch Basic Value V.I. Fund - Cl III Shrs
-----
     % Merrill Lynch Global Allocation V.I. Fund - Cl III Shrs
-----
     % Merrill Lynch Large Cap Growth V.I. Fund - Cl III Shrs
-----
     % Merrill Lynch Value Opportunities V.I. Fund - Cl III Shrs
-----

MFS(R) Variable Insurance Trust
(Massachusetts Financial Services Company (MFS(R)))

     % MFS(R) Investors Growth Stock Series - Svc Cl Shrs
-----
     % MFS(R) Investors Trust Series - Svc Cl Shrs
-----
     % MFS(R) New Discovery Series - Svc Cl Shrs
-----
     % MFS(R) Total Return Series - Svc Cl Shrs
-----
     % MFS(R) Utilities Series - Svc Cl Shrs
-----

Nations Separate Account Trust
(Banc of America Capital Management, LLC)

     % Nations Marsico Growth Portfolio
-----
     % Nations Marsico International Opportunities Portfolio
-----

Oppenheimer Variable Account Funds
(OppenheimerFunds, Inc.)

     % Oppenheimer Aggressive Growth Fund/VA - Svc Shrs
-----
     % Oppenheimer Balanced Fund/VA - Svc Shrs
-----
     % Oppenheimer Capital Appreciation Fund/VA - Svc Shrs
-----
     % Oppenheimer Global Securities Fund/VA - Svc Shrs
-----
     % Oppenheimer Main Street Fund/VA - Svc Shrs
-----
     % Oppenheimer Main Street Small Cap Fund/VA - Svc Shrs
-----

PIMCO Variable Insurance Trust
(Pacific Investment Management Company LLC)

     % All Asset Portfolio - Adv Cl Shrs
-----
     % High Yield Portfolio - Adm Cl Shrs
-----
     % Long-Term U.S. Government Portfolio - Adm Cl Shrs
-----
     % Low Duration Portfolio - Adm Cl Shrs
-----
     % Total Return Portfolio - Adm Cl Shrs
-----

The Prudential Series Fund, Inc.
(Prudential Investments LLC)

     % Jennison Portfolio - Cl II
-----
     % Jennison 20/20 Focus Portfolio - Cl II
-----
     % Natural Resources Portfolio - Cl II
-----

Rydex Variable Trust (Rydex Investments)

     % OTC Fund**
-----

Salomon Brothers Variable Series Funds Inc
(Salomon Brothers Asset Management Inc)

     % Salomon Brothers Variable All Cap Fund - Cl II
-----
     % Salomon Brothers Variable Total Return Fund - Cl II
-----

Van Kampen Life Investment Trust
(Van Kampen Asset Management Inc.)

     % Comstock Portfolio - Cl II Shrs
-----
     % Emerging Growth Portfolio - Cl II Shrs
-----

Guarantee Account 1 year Fixed
GE Legacy SPVL and GE Accumulator VUL Only:

     % (Subject to state/product availability.)
-----

* "S&P 500" is a trademark of the McGraw-Hill Companies, Inc. and has been licensed for use by GE Asset Management Incorporated. The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the portfolio.
** The NASDAQ 100 index is an unmanaged index that is used as an indicator of the OTC market performance.

================================================================================
18601 04/29/05

ALLOCATION TRANSFER AUTHORIZATION: I/we authorize GE Life &
Annuity to accept requests to make allocations of premium
payments and transfers among investment options from the
representative listed on the application. I/we understand
that I must specifically authorize my representative to make each transaction, unless I have granted my representative
discretionary authority in writing. Transactions are
authorized to be made by telephone or any other means
permitted by the Company. The Company has no duty to verify
whether discretionary authority has been given and will not    -----------------
be liable for losses from unauthorized or fraudulent           Owner(s) initials
transactions if it follows reasonable procedures described in the prospectus.

================================================================================
Policy Number (for existing policies)

--------------------------------------------------------------------------------
Owner's Name                    Owner's Signature              Date

--------------------------------------------------------------------------------
Co-Owner's Name                 Co-Owner's Signature           Date

================================================================================

All products are filed with and regulated by state insurance departments. Some products are not available in all states. Consult your policy and portfolio prospectuses for applicable risk factors, fees, and surrender charges.

Principal underwriter:
Capital Brokerage Corporation
(dba GE Capital Brokerage Corporation in MN, IN, NM and TX)
3001 Summer Street, P.O. Box 120041
Stamford, CT 06912-0041.
Member NASD/SIPC

Please Mail To:
GE Life and Annuity Assurance Company
P.O. Box 27601
Richmond, VA 23286-8786
(800) 352-9910

================================================================================
18601 04/29/05

                                   Page 4 of 4